Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hemdat Sawh, Chief Financial Officer of Goldbelt Resources Ltd. (the “Company”), certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i) the Company’s annual report on Form 20-F for the fiscal year ended June 30, 2006 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 22, 2006

                                        /s/ Hemdat Sawh
                                        Hemdat Sawh
                                        Chief Financial Officer